UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

MyMD Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

June              , 2024

To the Stockholders of MyMD Pharmaceuticals, Inc.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 10:00 a.m. Eastern Time, on Wednesday, July 24, 2024, at www.virtualshareholdermeeting.com/MYMD2024SM.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/MYMD2024SM and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting during the Special Meeting, you may vote via the Internet or telephone or by signing, dating, and returning the enclosed proxy card or voting form. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the virtual Special Meeting.

By Order of the Board,

Joshua Silverman
Chairman of the Board of Directors
June , 2024

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On Wednesday, July 24, 2024:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

Notice of Special Meeting of Stockholders

to be Held on July 24, 2024

The special meeting (the “Special Meeting”) of the stockholders of MyMD Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern Time, on Wednesday, July 24, 2024, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/MYMD2024SM. We will consider and act on the following items of business at the Special Meeting:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying (i) shares of Series F-1 convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of May 20, 2024, by and among the Company and the investors named therein (the “Series F-1 Purchase Agreement”), in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series F-1 convertible preferred stock and warrants (including any amortization payments made to the holders of the Series F-1 convertible preferred stock in the form of issuance of shares of common stock and upon the operation of anti-dilution provisions applicable to such Series F-1 convertible preferred stock and warrants in accordance with their terms), (ii) shares of Series G convertible preferred stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of May 20, 2024, by and among the Company and the investors named therein (the “Series G Purchase Agreement”), in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such Series G convertible preferred stock and warrants (including any dividend payments made “in kind” in the form of additional shares of Series G convertible preferred stock and upon the operation of anti-dilution provisions applicable to such Series G convertible preferred stock and warrants in accordance with their terms), (iii) warrants issued by us pursuant to the terms of that certain engagement agreement, by and between the Company and Palladium Capital Group, LLC, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (including upon the operation of anti-dilution provisions applicable to such warrants in accordance with its terms), and (iv) warrants issued by us pursuant to the terms of that certain engagement agreement, by and between the Company and GP Nurmenkari Inc., in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (including upon the operation of anti-dilution provisions applicable to such warrants in accordance with its terms) (the “Issuance Proposal”);

2.	A proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 16,666,666 to 250,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

3.	A proposal to ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

4.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”); and

5.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/MYMD2024SM and entering the 16-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

The Board of Directors has fixed the close of business on May 24, 2024, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of: our common stock, par value $0.001 per share (the “Common Stock”); our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”) (other than with respect to the Issuance Proposal); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”) (other than with respect to the Issuance Proposal), in each case, on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above. To the extent office access is impracticable, you may email Michael Fein of Campaign Management, LLC, our proxy solicitor, at info@campaign-mgmt.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting virtually, we request that you vote your shares electronically via the Internet (or by completing, dating, signing and mailing the enclosed proxy card) in accordance with the instructions set out in the form of proxy card and in the Proxy Statement to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of the Board,

Joshua Silverman
Chairman of the Board of Directors
June , 2024

MyMD Pharmaceuticals, Inc.

855 N. Wolfe Street, Suite 623

Baltimore, MD 21205

(856) 848-8698

Proxy Statement

for

Special Meeting of Stockholders

To be Held on July 24, 2024

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “MyMD” refer to MyMD Pharmaceuticals, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of: our common stock, par value $0.001 per share (the “Common Stock”); our Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”); our Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); our Series F-1 Convertible Preferred Stock, par value $0.001 per share (the “Series F-1 Preferred Stock”); and our Series G Convertible Preferred Stock, par value $0.001 per share (the “Series G Preferred Stock”), in each case, entitled to vote at the special meeting of stockholders of the Company (the “Special Meeting”); provided that the holders of Series F-1 Preferred Stock and Series G Preferred Stock are not entitled to vote for the Issuance Proposal (as defined below).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of MyMD Pharmaceuticals, Inc. to be voted at the Special Meeting to be held on July 24, 2024, at the time and virtual location and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting.

This proxy statement summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Hard copies of this proxy statement, along with the Notice and a proxy card are being mailed to our stockholders of record as of the close of business on May 24, 2024, beginning on or about June              , 2024. See “About the Special Meeting” beginning on page 2 for more information.

Our executive offices are located at, and our mailing address is, 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Meeting of STOCKHOLDERs TO BE HELD ON July 24, 2024:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com.

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About The Special Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive separate proxy materials in the future, he or she may contact MyMD Pharmaceuticals, Inc., by sending an email to jsilverman@parkfieldfund.com, or calling (856) 848-8698 and asking for Mr. Silverman. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying (i) shares of Series F-1 Preferred Stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of May 20, 2024, by and among the Company and the investors named therein (the “Series F-1 Purchase Agreement”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series F-1 Preferred Stock and warrants (including any amortization payments made to the holders of the Series F-1 Preferred Stock in the form of issuance of shares of Common Stock and upon the operation of anti-dilution provisions applicable to such Series F-1 Preferred Stock and warrants in accordance with their terms), (ii) shares of Series G Preferred Stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of May 20, 2024, by and among the Company and the investors named therein (the “Series G Purchase Agreement”), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series G Preferred Stock and warrants (including any dividend payments made “in kind” in the form of additional shares of Series G convertible preferred stock and upon the operation of anti-dilution provisions applicable to such Series G Preferred Stock and warrants in accordance with their terms), (iii) warrants issued by us pursuant to the terms of that certain engagement agreement, by and between the Company and Palladium Capital Group, LLC, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (including upon the operation of anti-dilution provisions applicable to such warrants in accordance with its terms), and (iv) warrants issued by us pursuant to the terms of that certain engagement agreement, by and between the Company and GP Nurmenkari Inc., in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (including upon the operation of anti-dilution provisions applicable to such warrants in accordance with its terms) (the “Issuance Proposal” or “Proposal 1”);

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2.	A proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 16,666,666 to 250,000,000 and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal” or “Proposal 2”);

3.	A proposal to ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal” or “Proposal 3”);

4.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal” or “Proposal 4”); and

5.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of our Notice and Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice, proxy card and Proxy Statement for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on May 24, 2024 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, (i) 2,307,632 shares of Common Stock were issued and outstanding; (ii) 72,992 shares of Series D Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designations for the Series D Preferred Stock, the holder of Series D Preferred Stock is entitled to 36,496 votes on the proposals described in this Proxy Statement; (iii) 5,000 shares of Series F Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F Preferred Stock as set forth in the amended and restated certificate of designations for the Series F Preferred Stock, as amended (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F Preferred Stock are entitled to 83,042 votes on the proposals described in this Proxy Statement; (iv) 5,050 shares of Series F-1 Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series F-1 Preferred Stock as set forth in the certificate of designations for the Series F-1 Preferred Stock (and subject to certain beneficial ownership limitations as set forth therein), the holders of Series F-1 Preferred Stock are entitled to 2,241,455 votes on the proposals described in this Proxy Statement (except for the Issuance Proposal, which such holders are not entitled to vote their shares of Series F-1 Preferred Stock on); and (v) 8,950 shares of Series G Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein), the holders of Series G Preferred Stock are entitled to 3,972,481 votes on the proposals described in this Proxy Statement (except for the Issuance Proposal, which such holders are not entitled to vote their shares of Series G Preferred Stock on). See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock, the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock at the close of business on the Record Date may vote at the Special Meeting. Holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

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What are the voting rights of the stockholders?

The Company has five outstanding classes of voting stock entitled to vote at the Special Meeting: Common Stock, Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Each holder of Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the applicable shares of Series D Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock and Series G Preferred Stock held by such holder are then convertible (in accordance with the respective certificates of designation for the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock and subject to certain beneficial ownership limitations as set forth therein, as applicable) with respect to any and all matters presented to the stockholders for their action or consideration; provided that holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal. Holders of the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock, the Series F Preferred Stock, the Series F-1 Preferred Stock and the Series G Preferred Stock.

What constitutes a quorum for the Special Meeting?

The holders of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, present virtually or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present or represented at the Special Meeting, then the Chairman of the Special Meeting may adjourn the Special Meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice, Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

The Auditor Ratification Proposal is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on the Auditor Ratification Proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the Issuance Proposal, the Share Increase Proposal or the Adjournment Proposal.

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How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting electronically or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card. Votes submitted via the Internet or phone must be received by 11:59 p.m. Eastern Time, on Tuesday, July 23, 2024.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card, your shares will be voted as you instruct.

●	You may vote during the Special Meeting. Instructions on how to vote while participating in the Special Meeting via live webcast are posted at www.virtualshareholdermeeting.com/MYMD2024SM.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Joshua Silverman to serve as the proxy for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for Proposal 1, Proposal 2, Proposal 3 and Proposal 4. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Who counts the votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting.

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If you hold your shares in “street name,” you may vote your shares at the Special Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What are my choices when voting?

You may vote for, vote against or abstain from voting on each proposal. Holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Issuance Proposal, the Share Increase Proposal or the Adjournment Proposal, but will be able to vote those shares with respect to the Auditor Ratification Proposal. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Joshua Silverman, at our address above, which notice must be received before 5:00 p.m. Eastern Time, on July 17, 2024.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, (i) approval of each of the Issuance Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on such proposal and (ii) approval of the Share Increase Proposal requires the affirmative vote of a majority of votes cast on such proposal by the holders present virtually or represented by proxy at the Special Meeting and entitled to vote on such proposal. Holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

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How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either virtually or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention to the Issuance Proposal, the Auditor Ratification Proposal or the Adjournment Proposal will be counted as a vote against such proposal. Failure to instruct your broker how to vote with respect to the Issuance Proposal or the Adjournment Proposal will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal. However, if you do not give your broker specific instructions on how to vote your shares with respect to the Auditor Ratification Proposal, your broker may vote your shares at its discretion. An abstention or failure to instruct your broker how to vote with respect to the Share Increase Proposal will not be counted as an affirmative or negative vote with respect to such proposal and will have no effect on the outcome of the vote with respect to such proposal. Holders of shares of Series F-1 Preferred Stock and holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Campaign Management, LLC (“Campaign Management”) to assist in the solicitation of proxies for a fee of $12,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Campaign Management, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Campaign Management as well as the reimbursement of expenses of Campaign Management will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Who can help answer my questions?

The information provided above in this “question and answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Campaign Management. Banks, brokers and stockholders may call Campaign Management at 1-855-264-1527 (toll-free within North America) or 1-212-632-8422 (call collect outside North America).

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Proposal 1: The Issuance Proposal

Background and Description of Proposal

The Private Placements

Series G Private Placement

On May 20, 2024, we entered into a Securities Purchase Agreement (the “Series G Purchase Agreement”) with certain accredited investors (the “Series G Investors”), pursuant to which we agreed to sell to the Series G Investors (i) an aggregate of 8,950 shares (the “Series G Preferred Shares”) of our newly-designated Series G Convertible Preferred Stock, with a par value of $0.001 per share and a stated value of $1,000 per share (the “Series G Preferred Stock”), initially convertible into up to 4,928,416 shares (the “Series G Conversion Shares”) of our common stock, par value $0.001 per share (the “Common Stock”) at an initial conversion price of $1.816 per share (the “Series G Conversion Price”), (ii) short-term warrants (the “Series G Short-Term Warrants”) to acquire up to an aggregate of 4,928,416 shares of Common Stock (the “Series G Short-Term Warrant Shares”) at an exercise price of $1.816 per share, and (iii) warrants (the “Series G Long-Term Warrants,” and collectively with the Series G Short-Term Warrants, the “Series G Warrants”) to acquire up to an aggregate of 4,928,416 shares of Common Stock (the “Series G Long-Term Warrant Shares,” and collectively with the Series G Short-Term Warrant Shares, the “Series G Warrant Shares”) at an exercise price of $1.816 per share (collectively, the “Series G Private Placement”). We received total gross proceeds of approximately $9.0 million from the Series G Private Placement.

Series F-1 Private Placement

On May 20, 2024, we entered into a Securities Purchase Agreement (the “Series F-1 Purchase Agreement,” and collectively with the Series G Purchase Agreement, each a “Purchase Agreement,” and collectively, the “Purchase Agreements”) with certain accredited investors (the “Series F-1 Investors,” and collectively with the Series G Investors, the “Investors”), pursuant to which we agreed to sell to the Series F-1 Investors (i) an aggregate of 5,050 shares (the “Series F-1 Preferred Shares,” and collectively with the Series G Preferred Shares, the “Preferred Shares”) of our newly-designated Series F-1 Convertible Preferred Stock, with a par value of $0.001 per share and a stated value of $1,000 per share (the “Series F-1 Preferred Stock,” and collectively with the Series G Preferred Stock, the “Preferred Stock”), initially convertible into up to 2,780,839 shares (the “Series F-1 Conversion Shares,” and collectively with the Series G Conversion Shares, the “Conversion Shares”) of Common Stock at an initial conversion price of $1.816 per share (the “Series F-1 Conversion Price”, and collectively with the Series G Conversion Price, the “Conversion Price”), (ii) short-term warrants (the “Series F-1 Short-Term Warrants”) to acquire up to an aggregate of 2,780,839 shares of Common Stock (the “Series F-1 Short-Term Warrant Shares”) at an exercise price of $1.816 per share, and (iii) warrants (the “Series F-1 Long-Term Warrants,” and collectively with the Series F-1 Short-Term Warrants, the “Series F-1 Warrants,” and collectively with Series G Warrants, the “Investor Warrants”) to acquire up to an aggregate of 2,780,839 shares of Common Stock (the “Series F-1 Long-Term Warrant Shares,” and collectively with the Series F-1 Short-Term Warrant Shares, the “Series F-1 Warrant Shares,” and collectively with Series G Warrant Shares, the “Investor Warrant Shares”) at an exercise price of $1.816 per share (collectively, the “Series F-1 Private Placement,” and collectively with the Series G Private Placement, each a “Private Placement” and collectively, the “Private Placements”). We received total gross proceeds of approximately $5.1 million from the Series F-1 Private Placement.

In connection with the Private Placements, we also entered into (A) an engagement letter (the “GPN Agreement”) with GP Nurmenkari Inc. (“GPN”) and (B) an engagement letter (the “Palladium Agreement,” and collectively with the GPN Agreement, the “Engagement Letters”) with Palladium Capital Group, LLC (“Palladium,” and collectively with GPN, the “Placement Agents”), pursuant to which we agreed to issue to the Placement Agents, or their respective designees, warrants with substantially the same terms as the Investor Warrants (the “Placement Agent Warrants,” and collectively with the Investor Warrants, the “Warrants”) to purchase an aggregate of 1,387,664 shares of Common Stock (the “Placement Agent Warrant Shares,” and collectively with the Investor Warrant Shares, the “Warrant Shares”) at an exercise price of $1.816 per share.

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To the extent the number of shares of Common Stock issued in connection with the Private Placements is greater than anticipated, the market price of our Common Stock could decline further. The Series G Conversion Shares, the Series G Warrant Shares and any shares of Common Stock underlying any additional Series G Preferred Shares paid as dividends on the Series G Preferred Stock (the “Series G PIK Conversion Shares”) are collectively referred to as “Series G Underlying Shares.” The Series F-1 Conversion Shares, the Series F-1 Warrant Shares, the shares of Common Stock issuable as amortization payments in connection with the Series F-1 Preferred Stock as well as any shares of Common Stock paid as dividends on the Series F-1 Preferred Stock are collectively referred to as “Series F-1 Underlying Shares,” and collectively with the Series G Underlying Shares and the Placement Agent Warrant Shares, the “Underlying Shares.”

Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In connection with the Private Placements, we agreed to seek approval by our stockholders for the issuance of the Underlying Shares. The Series G Preferred Shares are convertible into up to 4,928,416 shares of our Common Stock at the initial Series G Conversion Price, the Series F-1 Preferred Shares are convertible into up to 2,780,839 shares of our Common Stock at the initial Series F-1 Conversion Price, the Series G Warrants are exercisable into up to an aggregate of 9,856,832 shares of our Common Stock at the initial exercise price, the Series F-1 Warrants are exercisable into up to an aggregate of 5,561,678 shares of our Common Stock at the initial exercise price and the Placement Agent Warrants are exercisable into up to an aggregate of 1,387,664 shares of our Common Stock at the initial exercise price.

In the event that we in our sole discretion determine to make, solely with respect to the Series F-1 Preferred Stock, the accrued dividends payments and amortization payments in shares of Common Stock and the price per share is less than the Conversion Price, or the exercise price of the Warrants is reduced due to the anti-dilution provisions of the Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable. In the event that we in our sole discretion determine to make, solely with respect to the Series F-1 Preferred Stock, the accrued dividends payments and amortization payments in shares of Common Stock and the price per share is equal to the Floor Price (as defined in the applicable Certificate of Designations (as defined below)), or in the event that the exercise price of the Warrants is reduced to the Floor Price due to the anti-dilution provisions of the Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable, which number will be further increased if the Floor Price is reduced based on the Minimum Price on the Stockholder Approval Date.

In connection with the Private Placements, we agreed to seek approval by our stockholders for the issuance of the Underlying Shares, including any amortization payments made to the holders of Series F-1 Preferred Stock in the form of issuance of shares of Common Stock and upon the operation of anti-dilution provisions applicable to the Preferred Stock and Warrants in accordance with their respective terms.

Reasons for the Private Placements

As of March 31, 2024, our cash on hand totaled approximately $225,655. On May 9, 2024, our Board determined that it was necessary to raise additional funds for general corporate purposes. We believe that the Private Placements, which yielded aggregate gross proceeds of approximately $14 million, were necessary in light of our cash and funding requirements. We also believe that the anti-dilution protections contained in the applicable Certificate of Designations and Warrants were reasonable in light of market conditions and the size and type of the applicable Private Placement, and that we would not have been able to complete the sale of the Preferred Shares and Warrants unless such anti-dilution provisions were offered. In addition, at the time of the Private Placements, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placements.

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Securities Purchase Agreements

The Purchase Agreements obligate us to indemnify the applicable Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

The Purchase Agreements contain representations and warranties of us and the applicable Investors, which are typical for transactions of this type.

In addition, the Series G Purchase Agreement contains customary covenants on our part that are typical for transactions of that type as well as the following additional covenants: (i) until no Series G Warrants remain outstanding, we agreed not to enter into any variable rate transactions; (ii) until the date we receive stockholder approval for this Issuance Proposal and the Share Increase Proposal (such date, the “Stockholder Approval Date”), we agreed not to issue or sell any equity security or convertible security, subject to certain exceptions; (iii) we agreed to offer to the Series G Investors, until the earlier of (x) the second anniversary of the closing of the Series G Private Placement and (y) the date on which Series G Preferred Shares are no longer outstanding, the opportunity to participate in any subsequent securities offerings by us; and (iv) we agreed to hold a stockholder meeting, at which we would use our reasonable best efforts to solicit our stockholders’ affirmative vote for approval of (x) our issuance of the maximum Series G Conversion Shares upon conversion of the Series G Preferred Shares and the maximum Series G Warrant Shares upon exercise of the Series G Warrants, each in accordance with applicable law and the rules and regulations of Nasdaq, and (y) an increase in our authorized shares of Common Stock, no later than August 1, 2024. This Issuance Proposal and the Share Increase Proposal are intended to fulfill this final covenant.

In addition, the Series F-1 Purchase Agreement contains customary covenants on our part that are typical for transactions of that type as well as the following additional covenants: (i) until no Series F-1 Warrants remain outstanding, we agreed not to enter into any variable rate transactions; (ii) until the earlier of (x) the date immediately following the 180th day after the first Installment Date (as defined in the Certificate of Designations for the Series F-1 Preferred Stock (the “Series F-1 Certificate of Designations”)) and (y) the occurrence of a Segregated Cash Trigger (as defined in the Series F-1 Certificate of Designations), we agreed not to issue or sell any equity security or convertible security, subject to certain exceptions; (iii) we agreed to offer to the Series F-1 Investors, until the later of (x) Series F-1 Preferred Shares no longer remaining outstanding and (y) the Maturity Date (as defined in the Series F-1 Certificate of Designations), the opportunity to participate in any subsequent securities offerings by us; and (iv) we agreed to hold a stockholder meeting, at which we would use our reasonable best efforts to solicit our stockholders’ affirmative vote for approval of (x) our issuance of the maximum Series F-1 Conversion Shares upon conversion of the Series F-1 Preferred Shares and the maximum Series F-1 Warrant Shares upon exercise of the Series F-1 Warrants, each in accordance with applicable law and the rules and regulations of Nasdaq, and (y) an increase in our authorized shares of Common Stock, no later than August 1, 2024. This Issuance Proposal and the Share Increase Proposal are intended to fulfill this final covenant.

Series G Preferred Shares

The terms of the Series G Preferred Stock are as set forth in the Certificate of Designations for the Series G Preferred Stock (the “Series G Certificate of Designations,” and collectively with the Series F-1 Certificate of Designations, the “Certificates of Designations”), which was filed with the Secretary of State for the State of Delaware on May 21, 2024. The Series G Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 23, 2024, and is incorporated herein by reference.

The Series G Preferred Shares rank (i) pari passu to the Series F-1 Preferred Shares and (ii) junior to shares of the Company’s Series F Convertible Preferred Stock, with a par value of $0.001 per share and a stated value of $1,000 per share (the “Series F Preferred Stock”) issued and outstanding pursuant to the Amended and Restated Certificate of Designations of the Series F Preferred Stock (the “Series F Certificate of Designations”), in each case, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of us. The Series G Preferred Shares are convertible into Series G Conversion Shares at the election of the holder at any time at the Series G Conversion Price. The Series G Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series G Conversion Price (subject to certain exceptions). The Series G Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding Series G Preferred Shares, subject to the rules and regulations of Nasdaq. We have the option, at any time, to redeem in cash all or any portion of the Series G Preferred Shares then outstanding at a premium upon notice by us to all holders of the Series G Preferred Stock.

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The holders of the Series G Preferred Stock are entitled to dividends of 10% per annum, compounded monthly, which are payable in arrears monthly in cash or “in kind” in the form of additional Series G Preferred Shares at the holder’s option, in accordance with the terms of the Series G Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Series G Certificate of Designations), the Series G Preferred Stock will accrue dividends at the rate of 15% per annum. Upon conversion or redemption, the holders of the Series G Preferred Stock are also entitled to receive a dividend make-whole payment. The holders of the Series G Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Series G Preferred Stock is entitled to be calculated assuming a conversion price of $2.253 per share, which was the Minimum Price applicable immediately before the execution and delivery of the Series G Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Series G Certificate of Designations.

Notwithstanding the foregoing, our ability to settle conversions and make dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Series G Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.99% of our outstanding shares of Common Stock in accordance with Nasdaq listing standards (the “Series G Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than August 1, 2024. The Special Meeting is being held, in part, and this Issuance Proposal is being submitted to our stockholders in order to achieve the Series G Nasdaq Stockholder Approval. Further, the Series G Certificate of Designations contains a certain beneficial ownership limitation, which applies to each Series G Investor, other than PharmaCyte Biotech, Inc., after giving effect to the issuance of Series G Conversion Shares or any Series G PIK Conversion Shares under the Series G Certificate of Designations.

The Series G Certificate of Designations includes certain Triggering Events, including, among other things, our failure to pay any amounts due to the holders of the Series G Preferred Stock when due. In connection with a Triggering Event, each holder of Series G Preferred Stock will be able to require us to redeem in cash any or all of the holder’s Series G Preferred Stock at a premium set forth in the Series G Certificate of Designations.

The Series G Certificate of Designations also contains certain affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Series G Certificate of Designations, the Series F-1 Certificate of Designations and the Series F Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters.

Series F-1 Preferred Shares

The terms of the Series F-1 Preferred Stock are as set forth in the Series F-1 Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on May 21, 2024. The Series F-1 Certificate of Designations was filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the SEC on May 23, 2024, and is incorporated herein by reference.

The Series F-1 Preferred Shares rank (i) pari passu to Series G Preferred Shares and (ii) junior to shares of the Series F Preferred Stock issued and outstanding pursuant to the Series F Certificate of Designations, in each case, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of us. The Series F-1 Preferred Shares are convertible into Series F-1 Conversion Shares at the election of the holder at any time at the Series F-1 Conversion Price. The Series F-1 Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Series F-1 Conversion Price (subject to certain exceptions). The Series F-1 Conversion Price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding Series F-1 Preferred Shares, subject to the rules and regulations of Nasdaq.

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We are required to redeem the Series F-1 Preferred Stock in seven (7) equal monthly installments, commencing on December 1, 2024. The amortization payments due upon such redemption are payable, at our election, in cash at 105% of the applicable Installment Redemption Amount (as defined in the Series F-1 Certificate of Designations), or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Series F-1 Conversion Price then in effect and (ii) the greater of (A) 80% of the average of the three lowest closing prices of our Common Stock during the thirty consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (B) the lower of (x) $0.4506 and (y) 20% of the Minimum Price on the Stockholder Approval Date or, in any case, such lower amount as permitted, from time to time, by the Nasdaq Capital Market, and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events, which amortization amounts are subject to certain adjustments as set forth in the Series F-1 Certificate of Designations.

We may require holders to convert their Series F-1 Preferred Stock into Series F-1 Conversion Shares if (i) the closing price of the Common Stock equals or exceeds $5.448 per share (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events) for 20 consecutive trading days, (ii) the daily dollar trading volume of the Common Stock exceeds three million dollars ($3,000,000) per trading day during the same period, and (iii) certain equity conditions described in the Series F-1 Certificate of Designation are satisfied on each trading day during the same period.

The holders of the Series F-1 Preferred Stock are entitled to dividends of 10% per annum, compounded monthly, which are payable in arrears monthly in cash or shares of Common Stock at our option, in accordance with the terms of the Series F-1 Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Series F-1 Certificate of Designations), the Series F-1 Preferred Stock will accrue dividends at the rate of 15% per annum. Upon conversion or redemption, the holders of the Series F-1 Preferred Stock are also entitled to receive a dividend make-whole payment. The holders of the Series F-1 Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Series F-1 Preferred Stock is entitled to be calculated assuming a conversion price of $2.253 per share, which was the Minimum Price applicable immediately before the execution and delivery of the Series F-1 Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Series F-1 Certificate of Designations.

Notwithstanding the foregoing, our ability to settle conversions and make amortization and dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Series F-1 Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.99% of our outstanding shares of Common Stock in accordance with Nasdaq listing standards (the “Series F-1 Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than August 1, 2024. The Special Meeting is being held, in part, and this Issuance Proposal is being submitted to our stockholders in order to achieve the Series F-1 Nasdaq Stockholder Approval. Further, the Series F-1 Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of Series F-1 Conversion Shares or as part of any amortization payment or dividend make-whole payment under the Series F-1 Certificate of Designations.

The Series F-1 Certificate of Designations includes certain Triggering Events, including, among other things, our failure to pay any amounts due to the holders of the Series F-1 Preferred Stock when due. In connection with a Triggering Event, each holder of Series F-1 Preferred Stock will be able to require us to redeem in cash any or all of the holder’s Series F-1 Preferred Stock at a premium set forth in the Series F-1 Certificate of Designations.

The Series F-1 Certificate of Designations also contains certain affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Series F-1 Certificate of Designations, the Series G Certificate of Designations and the Series F Certificate of Designations), distributions or redemptions, the transfer of assets and establishment of a segregated deposit account for the proceeds of the Series F-1 Private Placement, among other matters.

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Series G Warrants

The Series G Long-Term Warrants are exercisable for Series G Long-Term Warrant Shares immediately, at an exercise price of $1.816 per share and expire five years from the date of issuance. The Series G Short-Term Warrants are exercisable for Series G Short-Term Warrant Shares immediately, at an exercise price of $1.816 per share and expire eighteen months from the date of issuance. The exercise price of each Series G Warrant and the number of Series G Warrant Shares issuable upon exercise of the Series G Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). Upon any such price-based adjustment to the exercise price, the number of Series G Warrant Shares issuable upon exercise of the Series G Warrants will be increased proportionately. The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding Series G Warrants, subject to the rules and regulations of Nasdaq. The Series G Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Series G Warrant Shares, the Series G Warrants may be exercised on a cashless basis.

Series F-1 Warrants

The Series F-1 Long-Term Warrants are exercisable for Series F-1 Long-Term Warrant Shares immediately, at an exercise price of $1.816 per share and expire five years from the date of issuance. The Series F-1 Short-Term Warrants are exercisable for Series F-1 Short-Term Warrant Shares immediately, at an exercise price of $1.816 per share and expire eighteen months from the date of issuance. The exercise price of each Series F-1 Warrant and the number of Series F-1 Warrant Shares issuable upon exercise of the Series F-1 Warrants are subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price (subject to certain exceptions). Upon any such price-based adjustment to the exercise price, the number of Series F-1 Warrant Shares issuable upon exercise of the Series F-1 Warrants will be increased proportionately. The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the holders of at least a majority of the outstanding Series F-1 Warrants, subject to the rules and regulations of Nasdaq. The Series F-1 Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Series F-1 Warrant Shares, the Series F-1 Warrants may be exercised on a cashless basis.

Series G Registration Rights Agreement

The Series G Preferred Stock, the Series G Conversion Shares, the Series G Warrants and the Series G Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Series G Purchase Agreement, we and the Series G Investors entered into a Registration Rights Agreement (the “Series G Registration Rights Agreement”), pursuant to which we are required to file a resale registration statement (the “Series G Registration Statement”) with the SEC to register for resale the sum of 200% of the Series G Conversion Shares (including any Series G PIK Conversion Shares) and 200% of the Series G Warrant Shares within 30 calendar days after the closing of the Series G Private Placement, and to have such Series G Registration Statement declared effective by the Effectiveness Deadline (as defined in the Series G Registration Rights Agreement). We also agreed to other customary obligations regarding registration, including indemnification.

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Series F-1 Registration Rights Agreement

The Series F-1 Preferred Stock, the Series F-1 Conversion Shares, the Series F-1 Warrants and the Series F-1 Warrant Shares have not been registered under the Securities Act. In connection with the Series F-1 Purchase Agreement, we and the Series F-1 Investors entered into a Registration Rights Agreement (the “Series F-1 Registration Rights Agreement,” and collectively with the Series G Registration Rights Agreement, the “Registration Rights Agreements”), pursuant to which we are required to file a resale registration statement (the “Series F-1 Registration Statement”) with the SEC to register for resale the sum of 200% of the Series F-1 Conversion Shares and 200% of the Series F-1 Warrant Shares within 30 calendar days after the closing of the Series F-1 Private Placement, and to have such Series F-1 Registration Statement declared effective by the Effectiveness Deadline (as defined in the Series F-1 Registration Rights Agreement). We also agreed to other customary obligations regarding registration, including indemnification and maintenance of the effectiveness of the registration statement.

Effect of Issuance of Securities

The Series G Preferred Shares are convertible into up to 4,928,416 shares of our Common Stock at the initial Series G Conversion Price, the Series F-1 Preferred Shares are convertible into up to 2,780,839 shares of our Common Stock at the initial Series F-1 Conversion Price, the Series G Warrants are exercisable into up to an aggregate of 9,856,832 shares of our Common Stock at the initial exercise price, the Series F-1 Warrants are exercisable into up to an aggregate of 5,561,678 shares of our Common Stock at the initial exercise price and the Placement Agent Warrants are exercisable into up to an aggregate of 1,387,664 shares of our Common Stock at the initial exercise price.

In the event that we in our sole discretion determine to make, solely with respect to the Series F-1 Preferred Stock, the accrued dividends payments and amortization payments in shares of Common Stock and the price per share is less than the Conversion Price, or the exercise price of the Warrants is reduced due to the anti-dilution provisions of the Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable. In the event that we in our sole discretion determine to make, solely with respect to the Series F-1 Preferred Stock, the accrued dividends payments and amortization payments in shares of Common Stock and the price per share is equal to the Floor Price (as defined in the applicable Certificate of Designations), or in the event that the exercise price of the Warrants is reduced to the Floor Price due to the anti-dilution provisions of the Warrants, the aggregate number of shares of Common Stock issuable upon the conversion of the Preferred Stock and the exercise of the Warrants would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable, which number will be further increased if the Floor Price is reduced based on the Minimum Price on the Stockholder Approval Date.

The potential issuance of Underlying Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Investors or the Placement Agents, as applicable, convert their Preferred Shares or exercise their Warrants, or additional shares of Common Stock are issued pursuant to the dividend and amortization terms of the Series F-1 Preferred Stock or anti-dilution terms of the Preferred Stock or the Warrants, as applicable. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants issued in connection with the Private Placements, the exact magnitude of the dilutive effect of the Preferred Stock and Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Private Placements

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals 20% or more of our Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placements, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreements, which we signed May 20, 2024.

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Immediately prior to the execution of the Purchase Agreements, we had 2,307,632 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Series G Underlying Shares, the Series F-1 Underlying Shares or the Placement Agent Warrant Shares, as the case may be, would have constituted greater than 20% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placements. In addition, with respect to the Series F-1 Preferred Stock, if we elect to pay each monthly installment in the form of Series F-1 Conversion Shares, the effective Series F-1 Conversion Price may be significantly lower than the initial Series F-1 Conversion Price, resulting in the issuance of a greater number of shares of Common Stock than would be issuable at the initial Series F-1 Conversion Price. We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 461,526 shares, which is 20% of the shares of Common Stock issued and outstanding on the original date of entry into the Purchase Agreements, including without limitation, as a result of the anti-dilution feature of the Preferred Stock and the Warrants, since such provisions may reduce the applicable per share Conversion Price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

Stockholder approval of this Issuance Proposal is also one of the conditions for us to receive up to approximately an additional $30.5 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We intend to make the installment payments due to holders of the Series F-1 Preferred Shares in the form of Series F-1 Conversion Shares to the extent allowed under the Series F-1 Certificate of Designations and applicable law in order to preserve our cash resources. Because the effective Series F-1 Conversion Price used to determine the number of Series F-1 Conversion Shares issuable in such installment payments depends in part on the market price of our Common Stock at the time that an installment payment is due, we cannot predict how many Series F-1 Conversion Shares we will be required to issue in such an installment payment. Further, pursuant to the terms of the Series G Certificate of Designations, holders of Series G Preferred Shares may elect to receive their dividends “in kind” in the form of additional Series G Preferred Shares. Because the election to receive such additional Series G Preferred Shares is solely at the holder’s discretion, we cannot predict how many Series G PIK Conversion Shares we will be required to issue in the future. In addition, we generally have no control over whether the holders of the Preferred Shares convert their Preferred Shares (other than pursuant to the mandatory exercise feature of the applicable Preferred Stock) or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Underlying Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Preferred Stock and Warrant holders under the terms of the Private Placements. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Preferred Stock and Warrant holders under the terms of the Private Placements.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placements, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Preferred Stock and Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placements may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

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Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placements were the only viable financing alternatives available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval as is required under each Purchase Agreement. Further, until such time as we obtain stockholder approval for this Issuance Proposal, we will not be able to issue 20% or more of our outstanding shares of Common Stock to the Preferred Stock and Warrant holders in connection with the Private Placements, nor, pursuant to the Series G Purchase Agreement, will we be able to issue or sell any equity security or convertible security, subject to certain exceptions. If we are unable to make the amortization or dividend payments due to the holders of the Series F-1 Preferred Stock in shares of our Common Stock, or to issue sufficient shares upon conversion of the Preferred Stock or exercise of the Warrants, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of the applicable Preferred Stock. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which beneficially owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Series F-1 Private Placement. ICIG and IMF may be unable to convert all of the Series F-1 Preferred Shares and exercise all of the Series F-1 Warrants issued to them in connection with the Series F-1 Private Placement if this proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the Series F-1 Conversion Shares and Series F-1 Warrant Shares to which each is entitled upon conversion of their respective Series F-1 Preferred Shares at the initial Series F-1 Conversion Price or exercise of their respective Series F-1 Warrants at the initial exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Similarly, PharmaCyte Biotech, Inc. (“PharmaCyte”), which beneficially owns more than 5% of our voting securities, participated in the Series G Private Placement. PharmaCyte may be unable to convert all of the Series G Preferred Shares and exercise all of the Series G Warrants issued to it in connection with the Series G Private Placement if this proposal is not approved by our stockholders. PharmaCyte may, by virtue of the issuance of the Series G Conversion Shares and Series G Warrant Shares to which it is entitled upon conversion of its Series G Preferred Shares at the initial Series Conversion Price or exercise of its Series G Warrants at the initial exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Purchase Agreements, the Registration Rights Agreements, the Certificates of Designations and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreements, the Registration Rights Agreements, the Certificates of Designations and the Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on May 21, 2024 and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Issuance Proposal. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote. Holders of Series F-1 Preferred Shares and holders of Series G Preferred Shares are not entitled to vote such shares on the Issuance Proposal.

The Board recommends that you vote “FOR” the Issuance Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy.

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Proposal 2: The Share Increase Proposal

Our Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock from 16,666,666 to 250,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex A.

We currently have a total of 66,666,666 shares of capital stock authorized under our Charter, consisting of 16,666,666 shares of Common Stock and 50,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Delaware Secretary of State, which would have the effect of increasing the number of authorized shares of Common Stock from 16,666,666 to 250,000,000 and increasing the number of authorized shares of all classes of stock from 66,666,666 to 300,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to make payments due to the holders of the Preferred Shares and the Warrants in the form of the applicable Conversion Shares and Warrant Shares, and to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

Pursuant to the Series G Purchase Agreement, following the Stockholder Approval Date, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 200% of the maximum number of Series G Conversion Shares issuable upon conversion of all of the Series G Preferred Shares then outstanding (assuming for purposes hereof that (x) the Series G Preferred Shares are convertible at the initial Series G Conversion Price and (y) any such conversion shall not take into account any limitations on the conversion of the Series G Preferred Shares set forth in the Series G Certificate of Designations), and (ii) the maximum number of Series G Warrant Shares issuable upon exercise of all the Series G Warrants then outstanding (without regard to any limitations on the exercise of the Series G Warrants set forth therein) (the “Series G Required Reserve Amount”).

Pursuant to the Series F-1 Purchase Agreement, following the Stockholder Approval Date, we are obligated to reserve an amount of Common Stock at least equal to the sum of (i) 200% of the maximum number of Series F-1 Conversion Shares issuable upon conversion of all of the Series F-1 Preferred Shares then outstanding (assuming for purposes hereof that (x) the Series F-1 Preferred Shares are convertible at the Floor Price (as defined in the Series F-1 Certificate of Designations) and (y) any such conversion shall not take into account any limitations on the conversion of the Series F-1 Preferred Shares set forth in the Series F-1 Certificate of Designations), and (ii) the maximum number of Series F-1 Warrant Shares issuable upon exercise of all the Series F-1 Warrants then outstanding (without regard to any limitations on the exercise of the Series F-1 Warrants set forth therein) (the “Series F-1 Required Reserve Amount,” and collectively with the Series G Required Reserve Amount, the “Required Reserve Amounts”).

If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet either Required Reserve Amount, we are obligated pursuant to the applicable Purchase Agreement to promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet our obligations and obtaining stockholder approval of an increase in such authorized number of shares to meet the applicable Required Reserve Amount. We currently do not have a sufficient number of authorized shares of Common Stock to meet the Required Reserve Amounts. Accordingly, we must hold a special meeting of stockholders to increase the number of authorized shares of Common Stock in order to meet the Required Reserve Amounts. The Share Increase Amendment is intended to fulfill this obligation.

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In addition, if we are unable to make dividend or amortization payments on the Series F-1 Preferred Shares in shares of our Common Stock because we do not have sufficient number of authorized shares of Common Stock, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of Series F-1 Preferred Stock.

Further, the Board believes that unless we obtain stockholder approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under our equity incentive plans or in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

As of the Record Date             , shares of Common Stock were outstanding, with               shares of authorized Common Stock remaining reserved for issuance. Thus, as of the Record Date, we had                   shares of authorized Common Stock remaining that were unissued and unreserved for issuance.

Consequences of Not Approving this Proposal

If the Share Increase Proposal is not approved by our stockholders, we may not have enough shares to make payments due to the holders of the Preferred Shares or upon exercise of the Warrants in the form of the applicable Conversion Shares or Warrant Shares. If we are prevented from issuing the applicable Conversion Shares upon conversion of the Preferred Shares by the holder thereof, in lieu of delivering such applicable Conversion Shares to such holder, we would be required to redeem such Preferred Shares at a price equal to the sum of (i) the product of (x) such number of applicable Conversion Shares as are unavailable for issue and (y) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date such holder delivers the applicable conversion notice to the Company and ending on the date of our issuance and payment to such holder and (ii) certain fees. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Additionally, if the Share Increase Proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if the Share Increase Proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve the Share Increase Proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain stockholder approval for the Share Increase Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval as is required under each Certificate of Designations.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with issuances pursuant to the Certificates of Designations and the Warrants and future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and, depending upon the effective Conversion Price or exercise price of the Warrants, as the case may be, or the price of which they are issued, could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

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Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If the Share Increase Proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Share Increase Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, ICIG, which beneficially owns more than 5% of our voting securities, and its affiliate IMF, participated in the Series F-1 Private Placement. ICIG and IMF may be unable to convert all of the Series F-1 Preferred Shares and exercise all of the Series F-1 Warrants issued to them in connection with the Series F-1 Private Placement if this proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the Series F-1 Conversion Shares and Series F-1 Warrant Shares to which each is entitled upon conversion or exercise of their respective Series F-1 Preferred Shares and Series F-1 Warrants at the initial Series F-1 Conversion Price and exercise price, as applicable, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Similarly, PharmaCyte, which beneficially owns more than 5% of our voting securities, participated in the Series G Private Placement. PharmaCyte may be unable to convert all of the Series G Preferred Shares and exercise all of the Series G Warrants issued to it in connection with the Series G Private Placement if this proposal is not approved by our stockholders. PharmaCyte may, by virtue of the issuance of the Series G Conversion Shares and Series G Warrant Shares to which it is entitled upon conversion or exercise of its Series G Preferred Shares and Series G Warrants at the initial Series G Conversion Price and exercise price, as applicable, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Required Vote

The affirmative vote of a majority of votes cast on the Share Increase Proposal by the holders present virtually or represented by proxy at the Special Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the outcome of the vote with respect to the Share Increase Proposal. Because the Share Increase Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Share Increase Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Share Increase Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

The Board recommends that you vote “FOR” the Share Increase Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy.

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Proposal 3: The Auditor Ratification Proposal

The Audit Committee of the Board (the “Audit Committee”) has selected Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Special Meeting.

Stockholder ratification of the selection of Morison Cogen LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Morison Cogen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Morison Cogen LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Auditor Ratification Proposal unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The Board recommends that you vote “FOR” the Auditor Ratification Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy.

Morison Cogen LLP Representatives at Special Meeting

Representatives of Morison Cogen LLP are not expected to be present at the Special Meeting.

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Proposal 4: the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal.

The approval of each of the Issuance Proposal and the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on such proposal. The approval of the Share Increase Proposal requires the affirmative vote of a majority of votes cast on such proposal by the holders present virtually or represented by proxy at the Special Meeting and entitled to vote on such proposal. The Board believes that if the number of votes received with respect to any of these proposals is less than said applicable majority and is therefore insufficient to approve such proposal, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal, as applicable.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal, as applicable.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Special Meeting will be against the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal, we could adjourn or postpone the Special Meeting without a vote on the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Issuance Proposal, the Share Increase Proposal or the Auditor Ratification Proposal, as applicable.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present virtually or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Adjournment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Adjournment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

The Board recommends that you vote “FOR” the Adjournment Proposal, and proxies solicited by the Board will be voted in favor of the proposal unless a stockholder indicates otherwise on the proxy.

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Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of May 24, 2024 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o MyMD Pharmaceuticals, Inc., 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205. Percentage of Common Stock ownership is based on 2,307,632 shares of Common Stock issued and outstanding as of May 24, 2024.

Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of May 24, 2024. Percentage of Series F Preferred Stock ownership is based on 5,000 shares of Series F Preferred Stock issued and outstanding as of May 24, 2024. Percentage of Series F-1 Preferred Stock ownership is based on 5,050 shares of Series F-1 Preferred Stock issued and outstanding as of May 24, 2024. Percentage of Series G Preferred Stock ownership is based on 8,950 shares of Series G Preferred Stock issued and outstanding as of May 24, 2024.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the conversion of preferred stock or exercise of warrants, as the case may be, to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to preferred stock, options or warrants that are currently convertible or exercisable, as applicable, or convertible or exercisable, as applicable, within sixty (60) days of May 24, 2024, by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Class	Number of Shares of Series D Preferred Stock Beneficially Owned (2)	Percentage of Class	Number of Shares of Series F Preferred Stock Beneficially Owned (3)	Percentage of Class	Number of Shares of Series F-1 Preferred Stock Beneficially Owned (4)	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned (5)	Percentage of Class	Total Voting Power
5% Beneficial Owner
Richard Abbe / Iroquois Capital Investment Group, LLC (6)	167,058	7.24%	-	-	2,583.33	51.67%	2,150	42.57%	-	-	4.99%
Caroline Williams / Starwood Trust (7)	124,815	5.41%	-	-	-	-	-	-	-	-	2.14%
Premas Biotech PVT Ltd. (8)	3,459	1.70%	72,992	100%	-	-	-	-	-	-	*
Intracoastal Capital LLC (9)	121,198	4.99%	-	-	2,166.67	43.33%	2,150	42.57%	-	-	4.99%
Scot Cohen / V4 Global, LLC (10)	121,198	4.99%	-	-	250	5.00%	750	14.85%	-	-	4.99%
PharmaCyte Biotech, Inc. (11)	576,547	19.99%	-	-	-	-	-	-	7,000	78.21%	19.99%
Five Narrow Lane LP (12)	121,198	4.99%	-	-	-	-	-	-	750	8.38%	4.99%
Hewlett Fund LP (13)	121,198	4.99%	-	-	-	-	-	-	1,000	11.17%	4.99%

Named Executive Officers and Directors
Joshua Silverman (14)	4,944	*	-	-	-	-	-	-	-	-	*
Bill J White (15)	3,332	*	-	-	-	-	-	-	-	-	*
Craig Eagle, M.D. (16)	10,554	*	-	-	-	-	-	-	-	-	*
Jude Uzonwanne (17)	3,332	*	-	-	-	-	-	-	-	-	*
Christopher C Schreiber (18)	3,332	*	-	-	-	-	-	-	-	-	*
Christopher Chapman, M.D. (19)	23,332	1.01%	-	-	-	-	-	-	-	-	*
Mitchell Glass	-	-	-	-	-	-	-	-	-	-	-
Ian Rhodes	-	-	-	-	-	-	-	-	-	-	-
All current executive officers and Directors as a group (8 persons)	48,826	2.12%	-	-	-	-	-	-	-	-	*

* Less than 1%.

1.	Percentage of Common Stock ownership is based on 2,307,632 shares of Common Stock issued and outstanding as of May 24, 2024.

2.	Percentage of Series D Preferred Stock ownership is based on 72,992 shares of Series D Preferred Stock issued and outstanding as of May 24, 2024.

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3.	Percentage of Series F Preferred Stock ownership is based on 5,000 shares of Series F Preferred Stock issued and outstanding as of May 24, 2024.

4.	Percentage of Series F-1 Preferred Stock ownership is based on 5,050 shares of Series F-1 Preferred Stock issued and outstanding as of May 24, 2024.

5.	Percentage of Series G Preferred Stock ownership is based on 8,950 shares of Series G Preferred Stock issued and outstanding as of May 24, 2024.

6.

This information is based on a Schedule 13G/A filed with the SEC on February 14, 2024 by Iroquois Capital Management, LLC (“Iroquois Capital”) and on information available to the Company. The principal business office is 125 Park Avenue, 25th Floor, New York, NY 10017. Iroquois Capital is the investment advisor for Iroquois Master Fund, Ltd. (“IMF”). As directors of IMF, Kimberly Page (“Ms. Page”) and Richard Abbe (“Mr. Abbe”) make voting and investment decisions on behalf of IMF. As a result of the foregoing, Ms. Page and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital and IMF.

IMF owns (1) 6,248 shares of Common Stock, (2) 1,666.6667 shares of Series F Preferred Stock, which are convertible into up to 917,768 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) warrants to purchase up to 2,753,304 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 1,400 Series F-1 Preferred Shares, which are convertible into up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 770,925 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Mr. Abbe also has voting control and investment discretion over securities held by Iroquois Capital Investment Group LLC (“ICIG”). As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. ICIG owns (1) 473 shares of Common Stock, (2) 916.6667 shares of Series F Preferred Stock, which are convertible into up to 504,772 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (3) warrants to purchase up to 1,514,317 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (4) 750 Series F-1 Preferred Shares, which are convertible into up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (5) Series F-1 Long-Term Warrants to purchase up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (6) Series F-1 Short-Term Warrants to purchase up to 412,995 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). In addition, by virtue of his position as a custodian or trustee of certain Accounts (The Samantha Abbe Irrevocable Trust, The Talia Abbe Irrevocable Trust and The Bennett Abbe Irrevocable Trust), Mr. Abbe may be deemed to be the beneficial owner of the 3,859 shares of Common Stock held in aggregate by such Accounts.

7.	This information is based on a Schedule 13D filed with the SEC on April 27, 2021 by Caroline Williams (“Ms. Williams”), individually and as Trustee of the Starwood Trust (“Trust”), and on information available to the Company. The Schedule 13D reports shared voting power for 3,747,210 (not adjusted for the reverse stock split) shares of Common Stock and shared dispositive power for 3,747,210 (not adjusted for the reverse stock split) shares of Common Stock. The Common Stock is held directly by the Trust. As trustee of the Trust, Ms. Williams makes voting and investment decisions on behalf of the Trust. As a result of the foregoing, Ms. Williams may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by The Starwood Trust. The principal business address of The Starwood Trust is 324 South Hyde Park Avenue, Suite 350, Tampa, Florida 33606. The Trust owns 2,471,479 (not adjusted for the reverse stock split) shares of Common Stock.

Ms. Williams individually owns 1,272,972 (not adjusted for the reverse stock split) shares of Common Stock as such is deemed to have beneficial ownership.

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8.	On March 23, 2020, Premas Biotech PVT., Ltd received 103,782 (not adjusted for the reverse stock split) shares of Common Stock and 72,992 shares of Series D Convertible Preferred Stock as partial compensation for their rights to Cystron.

Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.

9.

This information is based on certain information made available to the Company. Intracoastal Capital LLC owns (1) 2,166.6667 shares of Series F Preferred Stock, which are convertible into up to 1,193,098 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 3,579,295 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

In addition, on May 23, 2024, Intracoastal Capital LLC received (i) 2,150 Series F-1 Preferred Shares, which are convertible into up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series F-1 Long-Term Warrants to purchase up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series F-1 Short-Term Warrants to purchase up to 1,183,921 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

The principal business address of Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, Florida 33483.

10.

This information is based on certain information made available to the Company. V4 Capital Partners, LLC (“V4 Capital”), an affiliate of V4 Global, LLC (“V4 Global”), owns (1) 166.6667 shares of Series F Preferred Stock, which are convertible into up to 91,777 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 275,330 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Scot Cohen (“Mr. Cohen”) owns (1) 83.3333 shares of Series F Preferred Stock, which are convertible into up to 45,889 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (2) warrants to purchase up to 137,665 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). Additionally, on May 23, 2024, Mr. Cohen received (1) 250 Series F-1 Preferred Shares, which are convertible into up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (2) Series F-1 Long-Term Warrants to purchase up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (3) Series F-1 Short-Term Warrants to purchase up to 137,666 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Additionally, on May 23, 2024, V4 Global received (1) 500 Series F-1 Preferred Shares, which are convertible into up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (2) Series F-1 Long-Term Warrants to purchase up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (3) Series F-1 Short-Term Warrants to purchase up to 275,331 shares of Common Stock (subject to a 4.99% beneficial ownership blocker).

Mr. Cohen has voting and dispositive control with respect to the securities held by V4 Capital and V4 Global. As a result, Mr. Cohen may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by V4 Capital and V4 Global.

The principal business address of V4 Capital, V4 Global and Mr. Cohen is 445 Grand Bay Drive, Apt. P1A, Key Biscayne, FL 33149.

11.	This information is based on a Schedule 13D filed with the SEC on May 30, 2024 by PharmaCyte Biotech, Inc. (“PharmaCyte”) and on information available to the Company. On May 23, 2024, PharmaCyte received (i) 7,000 Series G Preferred Shares, which are convertible into up to 3,854,626 shares of Common Stock (subject to a 19.99% Exchange Cap (as defined in the Series G Certificate of Designations)), (ii) Series G Long-Term Warrants to purchase up to 3,854,626 shares of Common Stock (subject to a 19.99% Exchange Cap (as defined in the Series G Certificate of Designations)), and (iii) Series G Short-Term Warrants to purchase up to 3,854,626 shares of Common Stock (subject to a 19.99% Exchange Cap (as defined in the Series G Certificate of Designations)). The principal business address of PharmaCyte is PharmaCyte Biotech, Inc., 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169.

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12.	This information is based on certain information made available to the Company. On May 23, 2024, Five Narrow Lane LP received (i) 750 Series G Preferred Shares, which are convertible into up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series G Long-Term Warrants to purchase up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series G Short-Term Warrants to purchase up to 412,996 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). The principal business address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

13.	This information is based on certain information made available to the Company. On May 23, 2024, Hewlett Fund LP received (i) 1,000 Series G Preferred Shares, which are convertible into up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), (ii) Series G Long-Term Warrants to purchase up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker), and (iii) Series G Short-Term Warrants to purchase up to 550,661 shares of Common Stock (subject to a 4.99% beneficial ownership blocker). The principal business address of Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

14.	Represents (i) 5,000 shares of Common Stock held by Mr. Silverman and (ii) 4,444 shares of Common Stock issuable upon the exercise of options held by Mr. Silverman exercisable within 60 days of May 24, 2024.

15.	Represents 3,332 shares of Common Stock issuable upon the exercise of options held by Mr. White exercisable within 60 days of May 24, 2024.

16.	Represents 10,554 shares of Common Stock issuable upon the exercise of options held by Dr. Eagle exercisable within 60 days of May 24, 2024.

17.	Represents 3,332 shares of Common Stock issuable upon the exercise of options held by Mr. Uzonwanne exercisable within 60 days of May 24, 2024.

18.	Represents 3,332 shares of Common Stock issuable upon the exercise of options held by Mr. Schreiber exercisable within 60 days of May 24, 2024.

19.	Represents 23,332 shares of Common Stock issuable upon the exercise of options held by Dr. Chapman exercisable within 60 days of May 24, 2024. Dr. Chapman is our former Chief Medical Officer and President and a former director of the Company. Effective as of June 14, 2024, the Company and Dr. Chapman mutually agreed on the separation of Dr. Chapman from his position as President, Chief Medical Officer and member of the board of directors of the Company.

25

Other Matters

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2024 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must have submitted the proposal in writing by the close of business on March 2, 2024 to our principal executive offices at 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205, Attention: Secretary. However, pursuant to Rule 14a-8, if the 2024 Annual Meeting is held on a date that is before July 1, 2024 or after August 30, 2024, then a stockholder proposal submitted for inclusion in our proxy statement and form of proxy for the 2024 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 Annual Meeting.

Stockholders wishing to submit proposals to be presented directly at the 2024 Annual Meeting instead of by inclusion in the proxy statement must follow the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, notice of a nomination or proposal must be received by the secretary of the Company at our principal executive offices at 855 N. Wolfe Street, Suite 623, Baltimore, MD 21205, not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made; provided additionally, however, that, solely with respect to notice of nominations, in the event the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the Company specified above not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Company. Accordingly, for our 2024 Annual Meeting, notice of a nomination or proposal must have been received by us no later than May 16, 2024 and no earlier than April 16, 2024; provided, however, if and only if the 2024 Annual Meeting is not scheduled to be held between July 1, 2024 and September 29, 2024, to be timely, notice must be received not earlier than the close of business on the 120th day prior to such 2024 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to such 2024 Annual Meeting, or (ii) the tenth day following the day on which Public Announcement of the date of such 2024 Annual Meeting is first made. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. As discussed above, to be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provisions or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. For purposes of the foregoing paragraph, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

For the 2024 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2024 Annual Meeting, notice must have been received no later than June 1, 2024. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Where You Can Find Additional Information

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC.

26

Appendix A

Form of Charter Amendment

CERTIFICATE OF AMENDMENT

Of

CERTIFICATE OF INCORPORATION

OF

MyMD Pharmaceuticals, Inc.

MyMD Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The name of the Corporation is MyMD Pharmaceuticals, Inc.

2.	The Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware effective as of October 19, 2023 (as corrected by the Certificate of Correction, filed with the Secretary of State of Delaware on March 25, 2024, the “Certificate of Incorporation”).

3.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

4.	The Certificate of Incorporation is hereby amended by amending paragraph A of Article IV as follows:

“The Company is authorized to issue a total of three hundred million (300,000,000) shares, of which (i) two hundred and fifty million (250,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”) and (ii) fifty million (50,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”).”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

A-1

[Signature page to Certificate of Amendment]

IN WITNESS WHEREOF, MyMD Pharmaceuticals, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this ____ day of __________, 2024.

MyMD Pharmaceuticals, Inc.

By:
Name:
Title:

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MYMD2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53503-Z88116

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MYMD PHARMACEUTICALS, INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V53504-Z88116

MYMD PHARMACEUTICALS, INC.
Special Meeting of Stockholders
July 24, 2024, 10:00 a.m. Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Silverman, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of MYMD PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on July 24, 2024, virtually at www.virtualshareholdermeeting.com/MYMD2024SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side